UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT
           Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
               1934 Date of Report (date of earliest event reported): May 14,
               2012
                                VANGUARD ENERGY CORPORATION
                                ---------------------------
                   (Exact name of registrant as specified in its charter)

        Colorado                    333-174194                  27-2888719
----------------------------      -------------------     ---------------------
 (State or other jurisdiction    (Commission File No.)       (IRS Employer
  of incorporation)                                        Identification No.)

                         1330 Post Oak Blvd., Suite 1600
                              Houston, Texas 77056
                      ------------------------------------
          (Address of principal executive offices, including Zip Code)

 Registrant's telephone number, including area code: (713) 627-2500

                                       N/A
                             ---------------------
          (Former name or former address if changed since last report)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below).

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 8.01   Other Events

      On May 14, 2012 the Company issued a press release, filed as Exhibit 99.1, pertaining to the Company's results of operations for the three months ended March 31, 2012.

      The press release also discloses a presentation that will be given on May 21, 2012. The presentation will also be available on the Company's website.


Item 9.01.  Financial Statements and Exhibits

   (d) Exhibits

Number         Description

 99.1          Press Release





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


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 14, 2012
                                      VANGUARD ENERGY CORPORATION


                                      By:  /s/ Warren M. Dillar
                                          ------------------------------------
                                         Warren M. Dillard, President and Chief
                                             Executive Officer
























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